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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 6, 2001

                                EMusic.com Inc.
            (Exact name of registrant as specified in its charter)


         Delaware                        0-24671                  65-0207877
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
      incorporation)                                         Identification No.)


       1991 Broadway, 2nd Floor
       Redwood City, California                            94063
(Address of principal executive offices)                 (Zip Code)

                                (650) 216-0200
             (Registrant's telephone number, including area code)
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                     INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events.

On April 6, 2001, EMusic.com Inc. entered into an Agreement and Plan of Merger with Universal Music Group, Inc. and Universal Acquisition Corp. A copy of the agreement is attached hereto as Exhibit 2.1. Concurrently with the execution of the Agreement and Plan of Merger, EMusic's directors and current and certain former executive officers entered into Stockholders Agreements in the form attached hereto as Exhibit 2.2.

For further information, reference is made to the following exhibits, the contents of which are incorporated by reference herein: (i) Agreement and Plan of Merger referred to above; (ii) Form of Stockholders Agreement referred to above; and (iii) press release issued by EMusic on April 9, 2001 announcing the signing of a definitive merger agreement.

Also included herein for completeness, and filed herewith as an exhibit incorporated by reference herein, is a press release issued by EMusic on April 5, 2001, announcing a letter of intent contemplating the transaction provided for in the definitive merger agreement, the status of EMusic's NASDAQ listing and EMusic's preliminary financial results for the third quarter.

EMusic security holders and any potential investors in EMusic are advised to carefully read the tender offer statement on Schedule TO, the solicitation/recommendation statement on Schedule 14D-9 and any other documents EMusic or Universal Music Group files with the Securities and Exchange Commission in connection with the proposed tender offer or merger when they become available because they will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents (when available) and other documents filed by EMusic at the SEC's website at www.sec.gov. These documents (when available) may also be
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obtained for free via e-mail by contacting EMusic at investor@emusic.com.

Item 7.  Exhibits

 2.1 Agreement and Plan of Merger, dated as of April 6, 2001, by and among Universal Music Group, Inc., Universal Acquisition Corp. and EMusic.com Inc.

 2.2  Form of Stockholders Agreement

99.1  Press release dated April 9, 2001

99.2  Press release dated April 5, 2001
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              EMusic.com Inc.


Date:  April 10, 2001                         By: /s/ Emily Rupp
                                                  ___________________________
                                                  Emily Rupp
                                                  Vice President and
                                                  Chief Financial Officer
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                                 EXHIBIT INDEX
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Exhibit No.      Description
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     2.1         Agreement and Plan of Merger, dated as of April 6, 2001, by and among Universal Music Group, Inc., Universal Acquisition Corp. and EMusic.com Inc.

     2.2         Form of Stockholders Agreement

    99.1         Press release dated April 9, 2001

    99.2         Press release dated April 5, 2001